Business Combinations - Summary computation of consideration transferred (Parenthetical) (Detail) - Second Spectrum [Member] $ / shares in Units, shares in Millions, $ in Millions	Jun. 15, 2021 USD ($) $ / shares shares
Business Acquisition [Line Items]
Payment in cash to acquire business	$ 112.6
Business combination equity interests issued and issuable number of shares | shares	4.7
Business acquisition share price | $ / shares	$ 17.74
Settlement of share based liabilities	$ 3.5